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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2005


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                      001-16505               58-2350980
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                   1114 First Avenue                            10021
                   New York, New York                        (Zip Code)
        (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry Into a Material Definitive Agreement

On March 29, 2005, the Compensation Committee of the Board of Directors of The Smith & Wollensky Restaurant Group, Inc. (the "Company") approved 2004 bonus payments to the Company's executive officers and 2005 base salaries as follows:

                                              2004              2005
                                              Bonus             Salary
                                              -----             ------

                  Alan M. Mandel            $ 35,000            $255,256
                  Alan N. Stillman          $   -               $838,699
                  Eugene I. Zuriff          $ 50,000            $165,000

Mr. Stillman's salary increased pursuant to the terms of his employment agreement with the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 29, 2005, Mr. Richard LeFrak informed the Company that he would not stand for re-election to the Company's Board of Directors in connection with the 2005 Annual Meeting of Stockholders for personal reasons.

Item 8.01         Other Events

On April 19, 2005, the Company issued a press release describing a delay in the filing of its Annual Report on Form 10-K for the year ended January 3, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.04         Financial Statements and Exhibits

(c)        Exhibits

           99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated April 19, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  The Smith & Wollensky Restaurant Group, Inc.


                                  By:  /s/ Alan M. Mandel
                                       -------------------------------------
                                       Alan M. Mandel
                                       Chief Financial Officer, Executive Vice
                                       President of Finance, Treasurer and
                                       Secretary


Date:   April 20, 2005


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                                Index to Exhibits
                                -----------------

Exhibit No.           Description of document
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99.1*                Press Release of The Smith & Wollensky Restaurant Group,
                     Inc. dated April 19, 2005



* Filed herewith.